Q4 Fiscal 2026 Financial Results May 21, 2026

Management Presenters 2 Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Craig Taylor President, Infiltrator Water Technologies Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics 3 Forward Looking Statements Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials, new tariff and international trade policies, and our ability to pass any increased costs of raw materials and tariffs on to our customers in a timely manner; disruption or volatility in general business, political and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions or doing so within the intended timeframe, including our ability to successfully integrate NDS into our business; risks that the acquisition of NDS may involve unexpected costs, liabilities, risks that the cost savings and synergies from the acquisition of NDS may not be fully realized; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effects of global climate change and any related regulatory responses; our ability to protect against cybersecurity incidents and disruptions or failures of our IT systems; our ability to assess and monitor the effects of artificial intelligence, machine learning, robotics and blockchain or other new approaches to data mining on our business and operations; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to appropriately address any environmental, social or governance concerns that may arise from our activities; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes references to Adjusted EBITDA and Free Cash Flow, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA and Free Cash Flow may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures. EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company’s definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company’s board of directors to assess financial performance and evaluate the effectiveness of the Company’s business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company’s management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided reconciliations of Adjusted EBITDA to net income. Free Cash Flow is a non-GAAP financial measure that comprises cash flow from operating activities less capital expenditures. Free Cash Flow is a measure used by management and the Company’s board of directors to assess the Company’s ability to generate cash. Accordingly, management believes that Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flow from operations after capital expenditures.

CEO Highlights

Q4 Fiscal 2026 Revenue


Sales
+12%
$479
$535
+4%
$137
$142
Stormwater
Wastewater
Q4 FY25
Q4 FY26

- Stormwater sales driven by acquisition of NDS. Stormwater organic revenue +2%, with 12% organic growth in Allied products.
  - Agriculture +30%, includes buy ahead of Fiscal 2027 price increases.
- Wastewater revenue driven by growth in tanks and residential advanced treatment.

Q4 Fiscal 2026 Profitability


Adjusted EBITDA Margin
(90) bps
28.7%
27.8%
Q4 FY25
Q4 FY26

- Continued favorable volume and price/cost performance.
- Favorable mix of Allied products and Infiltrator, higher margin products.
- Transportation costs unfavorable.

Business Updates

- NDS acquisition closed February 2, 2026.
  - $49M contribution to revenue in Q4 FY26.
  - International businesses included in discontinued operations.
- Significant inflation on material and transportation costs due to Iran conflict; price increases announced.
- Refinanced Senior Notes and Term Loan, upgraded revolving credit facility.
- Reporting segments updated to Stormwater and Wastewater following close of NDS acquisition.

ADS Investor Day

ADS Engineering and Technology Center

June 18, 2026 Columbus, OH


Pure Play Water Exposure
Differentiated Growth Story
Resilient Platform
Disciplined Capital Deployment

Note: Sales based on net sales to external customers.

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Fiscal Year 2026 Results 5 FY 2026 ResultsFY 2026 GuidanceKey Metric $3,050$2,990 - $3,040Net Sales (in Millions) $963$930 - $960Adj. EBITDA (in Millions) 31.6%31.1% - 31.6%Adj. EBITDA Margin Revenue by End Market Non-Residential Construction Residential Construction Infrastructure Construction Agriculture Sales Results Non-Residential Construction Residential Construction Infrastructure Construction Agriculture 46% 37% 6% 5% % of Sales International International 6% +8% +7% (10%) 0% (3%) +5% Total

Fiscal 2027 Market Expectations

End Market	Assumption	Commentary
Non-Residential	Flat to up low-single digits	• Economic/geopolitical uncertainty weighing on market, though market is fairly stable overall • Large project activity still going well
Residential	Down mid- to high-single digits	• Interest rates and economic/geopolitical uncertainty weighing on market • Advanced Treatment market growing • Retail market (DIY) choppy
Infrastructure	Flat to up low-single digits	• Streets & Highway spending supported by IIJA
Agriculture	Down double-digits	• Rising input costs • Agriculture economy is soft
International	Flat to up low-single digits	• Outlook stable in Canada and Mexico

//ADS 6

Q4 FY25 Volume Price / Mix, Materials Mfg / Trans SG&A and Other Q4 FY26 Q4 Fiscal 2026 Financial Performance 7 27.8% 28.7% Q4 FY26 Q4 FY25 $677 $616 Q4 FY26 Q4 FY25 (90) bps (USD, in millions)+10% Domestic Markets +9%Construction + +6%Non-Residential+ +18%Residential+ (13%)Infrastructure− +30%Agriculture+ Revenue Performance By Business +12%Stormwater+ (2%)Pipe− +43%Allied Products+ +4%Wastewater+ $176.7 $35.5 $12.7 ($17.6) $188.0 Revenue Adj. EBITDA ($19.3) Note: Revenue performance is based on net sales to external customers.

Free Cash Flow and Capital Structure 8 ∆YTD FY 2025YTD FY 2026 $74$889$963Consolidated Adjusted EBITDA 88(37)51Working capital(2) 29(142)(113)Cash tax 1(89)(88)Cash interest paid 22325Cash interest received (32)(9)(41)Transaction costs(3) 76(54)22Other $238$581$819Consolidated cash flow from operations (38)(212)(250)Capital expenditures $200$369$569Consolidated Free Cash Flow Free Cash Flow(1) Note: all figures in USD, $mm. Figures may not add due to rounding. 1. Operating Cash Flow less capital expenditures 2. Inventory, Trade Receivables, Accounts Payable 3. Legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions March 31, 2025March 31, 2026(in millions) $ 413$ 600Term Loan Facility 8501,000Senior Notes --Revolving Credit Facility 170190 Financing leases & equipment financing $ 1,433$ 1,790Total debt 1.1x1.6xLeverage Debt & Capital Leases March 31, 2026(in millions) $ 223 Unrestricted Cash 740Availability under Revolving Credit Facility $ 963Total Liquidity Liquidity

Disciplined Approach to Capital Allocation 9 Organic Capital Expenditures Acquisitions Dividends Share Repurchases 1 2 3 4 Fiscal 2026 Fiscal 2025 $250M $991M $56M $99M $213M $237M $50M $70M $1,396M $570MTotal Capital Allocated 31.6% 30.6%Adjusted EBITDA Margin Subtotal: Capital reinvested in business $1,241M $450M Subtotal: Capital returned to shareholders $155M $120M

Fiscal Year 2027 Guidance

	Fiscal 2027 Expectations		
Key Metric	FY 2026	FY 2027	Y-o-Y Change
Net Sales (in Millions)	$3,050	$3,350 - $3,550	+10% to +16%
Adj. EBITDA (in Millions)	$963	$1,000 - $1,050	+4% to +9%
Adj. EBITDA Margin	31.6%	29.6% - 29.9%	(170) to (200) bps

ADS
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Q&A

Appendix 12

FY25 Volume Price / Mix, Materials Mfg / Trans SG&A and Other FY26 Fiscal 2026 Financial Performance 13 31.6% 30.6% FY26 FY25 $3,050 $2,904 FY26 FY25 +100 bps (USD, in millions)+5% Domestic Markets +6%Construction + +8%Non-Residential+ +7%Residential+ (10%)Infrastructure− 0%Agriculture Revenue Performance By Business +3%Stormwater+ (2%)Pipe− +14%Allied Products+ +13%Wastewater+ $889.2 $79.4 $67.7 ($34.3) $962.9 Revenue Adj. EBITDA ($39.1) Note: Revenue performance is based on net sales from external customers.

Reconciliations 14 a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs. b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses. c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment adjusted EBITDA to consolidated adjusted EBITDA. d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit). (Amount in thousands) Net Sales: Stormwater Wastewater Intersegment Eliminations Total Net sales from external customers $ 534,749 $ 142,012 $ - $ 676,761 Intersegment net sales 8,870 13,534 (22,404) - Net Sales 543,619 155,546 (22,404) 676,761 Significant segment expenses: Cost of goods sold 377,356 85,806 (24,065) 439,097 Selling, general and administrative expenses 106,709 15,690 - 122,399 Other segment items (a ) (80,625) (7,323) - (87,948) Segment Adjusted EBITDA (b) $ 140,179 $ 61,373 $ 1,661 Corporate and other costs (c) 15,223 Total consolidated Adjusted EBITDA $ 187,990 Interest expense 25,145 Interest income (3,805) Depreciation and amortization 59,818 Stock-based compensation expense 6,538 Loss (gain) on disposal of assets and costs from exit and disposal activities 28,026 Transaction costs (d) 23,509 Other adjustments (e) 9,327 Income before income taxes 39,432 Income tax expense 5,358 Equity in net income of unconsolidated affiliates (1,161) Net income from continuing operations $ 35,235 Three Months Ended March 31, 2026 Reconciliation of total reportable segments' Adjusted EBITDA to income from continuing operations before income taxes:

Reconciliations 15 a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs. b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses. c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment adjusted EBITDA to consolidated adjusted EBITDA. d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit). (Amount in thousands) Net Sales: Stormwater Wastewater Intersegment Eliminations Total Net sales from external customers $ 478,799 $ 136,962 $ - $ 615,761 Intersegment net sales 8,530 11,205 (19,735) - Net Sales 487,329 148,167 (19,735) 615,761 Significant segment expenses: Cost of goods sold 329,009 80,013 (19,513) 389,509 Selling, general and administrative expenses 62,585 16,530 - 79,115 Other segment items (a) (34,371) (7,488) - (41,859) Segment Adjusted EBITDA (b) $ 130,106 $ 59,112 $ (222) Corporate and other costs (c) 12,301 Total consolidated Adjusted EBITDA $ 176,695 Interest expense 22,729 Interest income (5,007) Depreciation and amortization 49,610 Stock-based compensation expense 4,823 Loss (gain) on disposal of assets and costs from exit and disposal activities 3,426 Transaction costs (d) 672 Other adjustments (e) 1,222 Income before income taxes 99,220 Income tax expense 23,166 Equity in net income of unconsolidated affiliates (734) Net income from continuing operations $ 76,788 Three Months Ended March 31, 2025 Reconciliation of total reportable segments' Adjusted EBITDA to income from continuing operations before income taxes:

Reconciliations 16 a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs. b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses. c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment adjusted EBITDA to consolidated adjusted EBITDA. d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit). (Amount in thousands) Net Sales: Stormwater Wastewater Intersegment Eliminations Total Net sales from external customers $ 2,397,414 $ 652,962 $ - $ 3,050,376 Intersegment net sales 36,466 61,580 (98,046) - Net Sales 2,433,880 714,542 (98,046) 3,050,376 Significant segment expenses: Cost of goods sold 1,613,170 367,963 (98,143) 1,882,990 Selling, general and administrative expenses 348,829 69,002 - 417,831 Other segment items (a) (231,194) (33,875) - (265,069) Segment Adjusted EBITDA (b) $ 703,075 $ 311,452 $ 97 Corporate and other costs (c) 51,718 Total consolidated Adjusted EBITDA $ 962,906 Interest expense 93,869 Interest income (25,000) Depreciation and amortization 216,261 Stock-based compensation expense 32,354 Loss (gain) on disposal of assets and costs from exit and disposal activities 19,211 Transaction costs (d) 40,805 Other adjustments (e) 25,618 Income before income taxes 559,788 Income tax expense 134,988 Equity in net income of unconsolidated affiliates (5,063) Net income from continuing operations $ 429,863 Reconciliation of total reportable segments' Adjusted EBITDA to income from continuing operations before income taxes: Fiscal Year Ended March 31, 2026

Reconciliations 17 a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs. b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses. c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment adjusted EBITDA to consolidated adjusted EBITDA. d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, inventory step-up costs, restructuring and realignment expense, and executive retirement expense (benefit). (Amount in thousands) Net Sales: Stormwater Wastewater Intersegment Eliminations Total Net sales from external customers $ 2,326,370 $ 577,875 $ - $ 2,904,245 Intersegment net sales 35,647 52,031 (87,678) - Net Sales 2,362,017 629,906 (87,678) 2,904,245 Significant segment expenses: Cost of goods sold 1,582,828 314,465 (87,289) 1,810,004 Selling, general and administrative expenses 282,877 55,186 - 338,063 Other segment items (a) (143,608) (31,757) - (175,365) Segment Adjusted EBITDA (b) $ 639,920 $ 292,012 $ (389) Corporate and other costs (c) 42,315 Total consolidated Adjusted EBITDA $ 889,228 Interest expense 91,803 Interest income (23,485) Depreciation and amortization 183,281 Stock-based compensation expense 26,581 Loss (gain) on disposal of assets and costs from exit and disposal activities 3,858 Transaction costs (d) 9,291 Other adjustments (e) 8,434 Income before income taxes 589,465 Income tax expense 141,063 Equity in net income of unconsolidated affiliates (4,171) Net income from continuing operations $ 452,573 Fiscal Year Ended March 31, 2025 Reconciliation of total reportable segments' Adjusted EBITDA to income from continuing operations before income taxes:

18 Reconciliations a.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. b.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense (benefit). (Amounts in thousands) 2026 2025 2026 2025 Net income from continuing operations $ 35,235 $ 76,788 $ 429,863 $ 452,573 Depreciation and amortization 59,818 49,610 216,261 183,281 Interest expense 25,145 22,729 93,869 91,803 Income tax expense 5,358 23,166 134,988 141,063 EBITDA 125,556 172,293 874,981 868,720 Restructuring and realignment expense (a) 30,627 - 48,299 - (Gain) loss on disposal of assets (590) 3,426 (17,039) 3,858 Stock-based compensation expense 6,538 4,823 32,354 26,581 Transaction costs 23,509 672 40,805 9,291 Inventory step up related to acquisition of NDS 12,277 - 12,277 - Interest income (3,805) (5,007) (25,000) (23,485) Other adjustments (b) (6,122) 488 (3,771) 4,263 Adjusted EBITDA $ 187,990 $ 176,695 $ 962,906 $ 889,228 Three Months Ended March 31, Fiscal Year Ended March 31,